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                                                                   EXHIBIT 10.43



                         REGISTRATION RIGHTS INSTRUMENT


                  REGISTRATION RIGHTS INSTRUMENT, dated as of December __, 1999 (the "Instrument").

                  WHEREAS, pursuant to the Amended and Restated Plan of Incorporation (the "Plan") of The Goldman Sachs Group, L.P. ("GS Group") adopted on April 30, 1999 and Article Twelfth of the Amended and Restated Certificate of Incorporation of The Goldman Sachs Group, Inc. (the "Company"), the Company's Board of Directors is expressly authorized to grant registration rights to current and former directors and employees of the Company and its subsidiaries and affiliates and former partners and employees of GS Group and its subsidiaries and affiliates (each a "Holder"); and

                  WHEREAS, pursuant to and in accordance with its authority under applicable law and the authority contained in the Plan and the Company's Amended and Restated Certificate of Incorporation, the Company's Board of Directors has determined that the Company shall enter into this Instrument;

                  NOW THEREFORE, the Company hereby enters into this Instrument pursuant to these authorities;

                  THEREFORE, the Company undertakes as follows:

1.       Request Registration.

         (a) If at any time the Company shall determine, in its sole discretion, that all or any part of the Registrable Stock should be registered under the Securities Act of 1933 (the "Securities Act") and any other securities laws on behalf of any one or more of the Holders of the Registrable Stock selected by the Company in its sole discretion in a manner which would permit or facilitate the sale or other disposition and distribution of such Registrable Stock, the Company will notify (the "Notification") such Holders of that determination and afford such Holders the opportunity to include Registrable Stock in a registration statement filed under the Securities Act (the "Request Registration"; and such Holder or Holders making such request, the "Requesting Holders"). "Registrable Stock" means all shares of the Company's common stock, par value $.01 per share ("Common Stock"), including any shares of Common Stock that may be issued upon conversion of the Company's nonvoting common stock, par value $.01 per share, or any other security or instrument issued by the Company that is convertible or exchangeable for shares of Common Stock, that may be deemed held by an "affiliate" of the Company (as used for purposes of Section 2(a)(11) of the Securities Act) or may be deemed "restricted securities" as defined in Rule 144(a)(3) under the Securities Act or that is subject to restrictions on transfer pursuant to the Plan or the Shareholders' Agreement, dated May 7, 1999, among the Company and the parties listed therein as such Agreement may be
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amended from time to time. Shares of Common Stock shall cease to be Registrable
Stock, and any Participating Stock (as defined below) shall cease to be Participating Stock, upon any sale of such Stock to the public pursuant to, and in accordance with, a registration statement contemplated by this Instrument or pursuant to Rule 144 under the Securities Act, Regulation S under the Securities Act or Section 4(1) of the Securities Act.

         (b) The determination to register any shares of Registrable Stock, the selection of which Holder or Holders to notify of such determination and the timing and manner of the Notification, the schedule and procedures for responding to the Notification and the selection of which Requesting Holders will participate in the Request Registration (the "Participating Holders") and how many shares of Registrable Stock of each such Participating Holder will be included in such Request Registration (the "Participating Stock") will be made in the sole discretion of the Company, and each such matter may be modified or rescinded by the Company from time to time in its sole discretion. Without limiting the generality of the foregoing, (i) the Company may limit Participating Stock to one or more categories of Registrable Stock (e.g., Registrable Stock donated to private foundations and public charities) and (ii) the Company will at no time be obligated to proceed with a Request Registration, and may withdraw a Request Registration at any time for any reason.

         (c) In the event the Company determines to register shares of Participating Stock under the Securities Act, the Participating Holders may choose to distribute their Participating Stock by such method or methods of distribution as shall be selected by the Company and as shall be set forth in the registration statement with respect thereto filed by the Company under the Securities Act. If any shares of Participating Stock are to be distributed by means of any firm commitment underwritten offering, the Company shall designate the underwriter or underwriters to be employed in connection therewith (any underwriters participating in the firm commitment underwriting, the "Underwriters") and the participation by any Requesting Holder in a Request Registration shall be conditioned upon such Requesting Holder's agreement to the procedures established by the Company and the Underwriters for such Request Registration and the offering of the Participating Stock covered thereby.

         (d) By electing to participate in a Request Registration, each Participating Holder shall be deemed to have agreed (i) to furnish, on a timely basis, to the Company such information regarding such Participating Holder and the method of distribution of the applicable Participating Stock proposed by such Participating Holder as the Company may reasonably request in writing and as shall be required by law, the Securities and Exchange Commission (the "SEC") or otherwise in connection with any Request Registration and any distribution of such Participating Holder's Participating Stock pursuant to the related registration statement under the Securities Act, and (ii) to notify

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the Company promptly of any inaccuracy or change in the information previously furnished by such Participating Holder to the Company;

         (e) With respect to the Request Registration, unless otherwise determined by the Company, the Company will take such actions as are reasonably necessary to give each Participating Holder the benefit of the Request Registration, including:

                  (i) the Company will use its reasonable efforts to prepare and file with the SEC a registration statement under the Securities Act with respect to the Participating Stock (the "Registration Statement") and will use its reasonable efforts to cause the Registration Statement to become effective as promptly as practicable following the date on which the Registration Statement is filed with the SEC, subject always to the Company's right to withdraw such Registration Statement at any time, including, with respect to unsold shares thereunder, after the Registration Statement is declared effective;

                  (ii) subject to the issuance of any notice by the Company in accordance with Section 1(e)(v) hereof of the existence of any fact or the happening of any event of the kind described in Section 1(e)(v)(C) hereof, the Company shall use all reasonable efforts to keep the Registration Statement effective for a reasonable period of time to permit the distribution of the Participating Stock in the manner contemplated by the prospectus (the "Prospectus") included in the Registration Statement, which reasonable period of time shall be determined in the Company's sole discretion;

                  (iii) subject to the issuance of any notice by the Company in accordance with Section 1(e)(v) hereof of the existence of any fact or the happening of any event of the kind described in Section 1(e)(v)(C) hereof, following the effective date of the Registration Statement, the Company will prepare and file with the SEC as soon as reasonably practicable such amendments to the Registration Statement or supplements to the Prospectus as may be necessary to permit the distribution of the Participating Stock in the manner contemplated by the Prospectus;

                  (iv) the Company will furnish to the Participating Holders and any Underwriters copies of the Registration Statement, the Prospectus, any applicable supplement to the Prospectus and other documents relating to the Request Registration as may be reasonably requested in order to facilitate the offering and disposition of the Participating Stock and to permit any of such persons to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of the Prospectus or any amendment or supplement thereto by each of the Participating Holders and by each Underwriter thereof, if

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         any, in connection with the offering and sale of the Participating
         Stock covered by the Prospectus or any amendment or supplement thereto;

                  (v) the Company will use its reasonable efforts to notify the Participating Holders promptly, (A) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose,
         (B) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Participating Stock for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) of the existence of a state of facts or the happening of an event (including without limitation pending negotiations relating to, or the consummation of, a transaction or the occurrence of any event which in the opinion of the Company might require additional disclosure of material, non-public information by the Company in the Registration Statement or the Prospectus) which in the opinion of counsel to the Company might reasonably result in (y) the Registration Statement, any amendment or post-effective amendment thereto, or any document incorpo-rated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (z) the Prospectus, any prospectus supplement, or any document incorporated therein by reference including an untrue statement of material fact or omitting to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the Company will not be required to provide the Participating Holders and the Underwriter or Underwriters, if any, of any details or information as to any such facts or events referred to in this clause (C);

                  (vi) prior to any public offering of Participating Stock, the Company will use its reasonable efforts to (A) if necessary, register or qualify the Participating Stock covered by the Registration Statement for offer and sale under the securities or "Blue Sky" laws of such jurisdictions within the United States as any Participating Holder or Underwriter reasonably shall request and (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable any such Participating Holder or Underwriter to complete its distribution of Participating Stock in the manner contemplated by the Prospectus; provided, however, that the Company shall not be required for any such purpose to qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 1(e)(vi) or consent to general service of process in any such jurisdiction;

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                  (vii) as soon as reasonably practicable after the occurrence of any fact or event of the kind described in subparagraph (e)(v)(C) of this Section 1, the Company will prepare an amendment to the Registration Statement or a supplement to the Prospectus, any prospectus supplement, or any document incorporated therein by reference or file any other required document so that, as thereafter delivered by the purchasers of Participating Stock, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that if the fact or event no longer exists, the Company shall not be required to prepare and file any such amendment, supplement or document, but shall use its reasonable efforts to notify promptly the Participating Holders that the fact or event no longer exists; and provided further, however, that if there continues to exist a state of facts or an event of the kind described in subparagraph (e)(v)(C) of this Section 1 which in the opinion of counsel to the Company might reasonably result in the effects contemplated by clause (y) or (z) of such subparagraph (e)(v)(C) and which in the opinion of the Company might require the disclosure of material, non-public information by the Company, then for so long as such fact or event continues to exist, the Company shall not be required to prepare and file any such amendment, supplement or document pursuant to the terms of this Instrument; and

                  (viii) the Company will use its reasonable efforts to cause the shares of its Common Stock constituting Participating Stock covered by the Registration Statement to qualify for listing on the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, to list such shares on each securities exchange on which outstanding Common Stock of the Company is then listed, if any.

         (f) If all or any part of the Request Registration is to be conducted as a firm commitment underwriting, the Company and each Participating Holder shall enter into an underwriting agreement with respect to such distribution in a form approved by the Company.

         (g) Each Participating Holder agrees that, upon receipt of any notice from the Company of the existence of any fact or the happening of any event of the kind described in Section 1(e)(v)(C) hereof, such Participating Holder will forthwith discontinue disposition of Participating Stock pursuant to the Registration Statement until such Participating Holder's receipt of copies of the amendment, supplement or document contemplated by Section 1(e)(vii) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Participating Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Participating Holder's possession of the

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Prospectus, including any amendment or supplement thereto, covering such
Participating Stock at the time of receipt of such notice.

2. Expenses. The Company shall pay the following expenses in connection with an offering pursuant to the Request Registration: (i) the fees, disbursements and expenses of the Company's counsel(s) (United States and foreign) and accountants in connection with the registration of the Participating Stock to be disposed of under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus or final Prospectus, any amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters, dealers or other purchasers of the Participating Stock; (ii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s), any Blue Sky or Legal Investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the Participating Stock to be disposed of; (iii) all expenses in connection with the qualification of the Participating Stock to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for any Underwriters in connection with such qualification and in connection with any Blue Sky and Legal Investment surveys; (iv) the filing fees incident to, and the fees and disbursements of counsel in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Participating Stock to be disposed of; and (v) all fees and expenses incurred in connection with the listing of the shares of Common Stock constituting Participating Stock on the New York Stock Exchange, or the listing of such shares on any other securities exchange, pursuant to Section 1(e)(viii) hereof. The Participating Holders shall pay their own expenses, except that the Company, in its sole discretion, may pay the fees and expenses of one, but not more than one, counsel retained by the Participating Holders and approved by the Company. Without limiting the generality of the prior sentence, the Participating Holders of the Participating Stock to be sold pursuant to the Registration Statement shall pay all agency fees and commissions, underwriting discounts and commissions, and stock transfer taxes, attributable to the sale of their Participating Stock.

3.       Indemnification and Contribution.

         (a) Indemnification by the Company. In connection with any registration of Registrable Stock under the Securities Act, the Company shall, and it hereby agrees to, indemnify and hold harmless each Participating Holder and each Underwriter, selling agent or other securities professional, if any, that participates in the disposition of Participating Stock, and each of their respective officers and directors and each person who controls such Participating Holder, Underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act") (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or

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liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Participating Stock is registered under the Securities Act, or any preliminary prospectus or Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus, Prospectus or amendment or supplement thereto shall not inure to the benefit of any Indemnified Person from whom the person asserting any such losses, claims, damages or liabilities purchased Participating Stock, or any person controlling such Indemnified Person, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Indemnified Person to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Participating Stock to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

         (b) Indemnification by the Participating Holders and any Agents and Underwriters. The Company may require, as a condition to including any Participating Stock in the Registration Statement, that the Company shall have received an undertaking reasonably satisfactory to it from each Participating Holder and from each Underwriter, selling agent or other securities professional, if any, that participates in the disposition of Participating Stock, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors and officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any

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
Prospectus contained therein or furnished by the Company to any such Participating Holder, Underwriter, selling agent or other securities professional, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished in writing to the Company by such Participating Holder, Underwriter, selling agent or other securities professional, as applicable, expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim;

         (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 3, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under paragraph (a). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 3 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 3 (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) Contribution. If for any reason the indemnification provided for in this Section 3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such

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
losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnifying parties and the indemnified parties agree that it would not be just and equitable if contribution pursuant to this Section 3(d) were determined by pro rata allocation (even if the Participating Holders or any Underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 3(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Participating Holders and any Underwriters, selling agents or other securities professionals in this Section 3(d) to contribute shall be several in proportion to the amount of Participating Stock registered or underwritten, as the case may be, by them and not joint.

         (e) Notwithstanding any other provision of this Section 3, in no event will any (i) Participating Holder be required to undertake liability to any person under this Section 3 for any amounts in excess of the dollar amount of the proceeds received by such Participating Holder from the sale of such Participating Holder's Participating Stock (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement which is the subject of a claim under this Section 3 and (ii) Underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the amount by which the sales price of the Participating Stock which they participated in selling exceeds any amount of damages such Underwriter, selling agent or securities professional has otherwise been required to pay as a result of such untrue or alleged untrue statement or omission or alleged omission.

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         (f) The obligations of the Company under this Section 3 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 3 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 3 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

         (g) The provisions of this Section 3 may be varied by the Company in any manner it deems appropriate in connection with any particular Request Registration.

4.       Governing Law; Arbitration.

         (a) THIS INSTRUMENT SHALL BE GOVERNED BY AND BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

         (b) Any dispute, controversy or claim arising out of or relating to provisions of this Instrument shall be finally settled by arbitration in New York City before, and in accordance with the rules then applying of, the New York Stock Exchange, Inc. ("NYSE"), or if the NYSE declines to arbitrate the matter or the matter is not otherwise arbitrable before it, the American Arbitration Association ("AAA") in accordance with the commercial arbitration rules of the AAA.

5. Registered Address; Notices. All notices and other communications hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holders, at c/o Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: General Counsel, or at such other address as a Holder shall furnish to the Company in writing, or (b) if to the Company, at 85 Broad Street, New York, New York 10004, Attention: General Counsel, or at such other address as the Company shall have furnished to the Holders in writing.

6. Parties in Interest. Each Participating Holder shall be entitled to receive the benefits of this Instrument and shall be bound by the terms and provisions of this Instrument by reason of such Participating Holder's election to participate in a Request Registration pursuant to Section 1(a) hereof. All the terms and provisions of this Instrument shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the Company and any Participating Holder with respect to the relevant Request Registration. Unless otherwise specified by the Company in its sole discretion, any transferee (including, without limitation, any charitable foundations or public charities) of any Participating Holder who or that shall acquire Participating Stock, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, shall, without any further writing or action of any kind, be entitled to

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
receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Instrument to the aforesaid extent as if such person were a Participating Holder hereunder with respect to the relevant Request Registration. The Company may, however, require any such transferee to sign an agreement acknowledging that it is bound by the terms and provisions of this Instrument as if such transferee were a Participating Holder with respect to the relevant Request Registration.

7. Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Instrument or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Participating Holder, any director, officer, partner or trustee of such Participating Holder, any agent or Underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive the transfer of the Participating Stock by such Participating Holder.

8. Amendments and Waivers. This Instrument may be amended and the observance of any term of this Instrument may be waived (either generally or in a particular instance and either retroactively or prospectively) by a written instrument duly executed by the Company. Each Holder of any Registrable Stock at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 8, whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Stock or is delivered to such Holder. Any such amendment may be retroactive and apply to Holders of Registrable Stock previously included in a Registration Statement so long as such amendment does not adversely affect the rights of any Holder in any material respect. In the case of any amendment that materially and adversely affects the rights of a Holder, such amendment must be approved by the Holders of not less than a majority of the shares of Registrable Stock held by the materially and adversely affected Holders, treating any convertible or exchangeable instrument as if it had been converted or exchanged, except that the approval of each materially and adversely affected Holder must be obtained with respect to any amendment to the indemnification or contribution provisions of this Instrument in order for such amendment to be applicable to such Holder.

9. Waiver of Claims. Each Holder recognizes and agrees that prior to the Company's determination to permit such Holder to include such Holder's Registrable Stock in a Request Registration, such Holder has no right to any benefits provided by this Instrument. Accordingly, in consideration of the Holder's participation in a Request Registration, such Holder expressly waives any right to contest the terms of any Request Registration, any determination, action or omission made by the Company in connection with any Request Registration or any amendment of this Instrument (other than an

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
amendment of this Instrument to which such Holder's consent is expressly required by the express terms of this Instrument).

10. Miscellaneous. The headings in this Instrument are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

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
                  IN WITNESS WHEREOF, the Company has executed and delivered this Instrument as of the date above written.

                                            THE GOLDMAN SACHS GROUP, INC.


                                            By:_________________________________
                                               Name:
                                               Title:


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